Goodwill	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill

6. Goodwill

At December 31, 2013 and 2012, the Company had two reporting units, of which only one included goodwill. In accordance with ASC 350, the Company performed the first step of the goodwill impairment test, by comparing the fair value of the reporting unit with its carrying value. The Company completed assessments as of October 1, 2013 and 2012 and determined the fair value of the reporting unit exceeded its carrying value. As a result management concluded that there was no goodwill impairment. There were no changes in the carrying value of goodwill during the year ended 2012. During 2013, a new basis of accounting was established with the acquisition of the Company by Lone Star on August 30, 2013, and resulted in a new value of goodwill for the successor financial statements.